Exhibit 10.3

BEMAX INC. Executive Summary OTCPK: BMXC Bemax is a U.S. Company incorporated in the State of Nevada on November 28, 2012. We export and distribute consumable household products, mainly Disposable Diapers for developed and emerging markets respectively. We also export our private label brands from manufacturers in Asia and distribute them to other growing markets. Bemax expects to focus on an extensive and far-reaching global network among wholesalers, large discounting retailers and supermarkets as well as online DTC sales and marketing to reach households directly through subscription orders. We maintain our statutory registered agent's office at 5348 Vegas Drive, Las Vegas, NV 89108. Our corporate website is www.bemaxinc.com and our retail and commercial website is www.bemaxinc.com/webstore Bemax Inc., actively pursuing opportunities in the rapidly growing global Consumer Staples and Household Products Industries. Bemax markets and distributes disposable baby diapers and they expect to make a significant impact within the consumer staples market. Bemax currently has two distinct private label brands: Mother Touch? and Mother Choice with distribution covering Europe as well as East, South, and West Africa. We believe we are in a lucrative and growing market and that Bemax is poised to take advantage of this growth rate and minimal local competition, with a dedicated and experienced staff, and effective management and marketing. We realize the fact that for us to prosper in this relatively untapped market, there is need to be flexible and responsive, to delight our customers by providing them with what they want, when they want it and in the exact quantity. Our primary goal will be to continue to establish and strengthen our existence in the market, which will be bestowed by the business environment in which we function. Ultimately the attractiveness of our venture lies with the fact that customers will choose our products above those of competitors because of the relatively lower prices as well as their high quality. Hence Bemax Inc.'s ongoing initiatives will be to drive sales, market share and productivity to provide additional impetus towards attainment of the corporate goals and objectives. According to Grand View Research the global baby diapers market size was valued at USD 82.59 billion in 2022 and is expected to grow at a compound annual growth rate (CAGR) of 4.9% from 2023 to 2030. The market is projected to witness higher demand over the coming years owing to the rising awareness regarding child health. The shifting inclination toward high-quality and eco-friendly disposable diapers is the major factor boosting the demand for biodegradable diapers across the globe.

FOCUS Bemax Inc. lower overhead, e-commerce, and extensive distribution network aim to provide opportunity to compete with industry giants. Through our e-commerce accelerating platform, Bemax could distribute products into the markets more quickly, economically and compete effectively with larger brands such as Pampers (P&G), Huggies (Kimberly Clark). BUSINESS STRATEGY The company strategy is to attract and maintain customers by providing products that add value in terms of price, quality, safety, availability and functionality, and are supported by a dedicated, well-trained team. This is core and important to the successful implementation of our overall strategy and hence the need to ensure we are focused and working harmoniously towards the attainment of these goals and objectives. We initially intend to be focusing on satisfying our core markets in North America, East, South and West Africa. As part of our growth strategy we intend to continue to develop new channels of distribution. Bemax's plan as a globally known brand is being realized through relationships with top global wholesale distributors throughout our growing markets. REVENUE MODEL With a flexible, revenue business model, the company looks to scale distribution level maintaining a low overhead ? working to minimize risk and maximize investment return. With The global baby diapers market size was valued at $82.59 billion in 2022. (see referenced link: https://www.grandviewresearch.com/industry-analysis/baby-diapers-marke The global diaper market is expected to grow at a compound annual rate (CAGR) of 4.9% from 2023-2030, and with a flexible revenue model, Bemax revenue is poised to continue to grow. See current revenue projection below; Current revenue estimate? Unaudited Fiscal Year ending May 31, 2024 - $1.0 million if the Company can raise at least $750,000 in this Offering but no guarantee is made for such projection. Financing - The need for financing is to introduce two new private label products of disposable women's hygienic sanitary pads, update the product features of our existing private label brands and increase, strengthened the current share price through estimated revenue increase, and meet the development strategies outlined below.

Projected New Developments and Investment Strategies to enhance revenue: 1. Launch of two new private label products in 2024 2. Complete $5million Reg A financing by end of 2024. 3. Complete $3million private placement offering sought in this REG D offering. Proceeds from proposed financing shall be utilized for viable business projects in the emerging markets, operations, and creation of new products to meet market trends and demand. The company's broad areas of focus have included a range of opportunities to support efficiency, consistently improve shareholder value, and encourage growth. Bemax's commitment to driving favorable market conditions in general, is strong and relentless. The company has pursued over the past years an aggressive approach to marketing ? and its future outlook. ***PLACEMENT AGENT DISCLOSURE*** This Disclosure Statement is being provided to you to describe the nature of the relationship among and between Bemax, Inc. (the "Company") and CIM Securities ("CIM"), relating to your investment in the Company's private placement transaction ("Transaction"). CIM is a registered broker dealer member of FINRA and SIPC. Bemax Inc and CIM are not related parties. The Company and CIM have entered into an Engagement Letter Agreement ("Agreement") under which CIM provides advisory services and solicits investor prospects of preferred shares ("Shares") for the Company and the Company compensates CIM for referring investors to the Company. For each person or entity (including "You", the "Investor") that is solicited by CIM pursuant to the terms and conditions of the Agreement, who acquires or commits to acquire an interest in the Company, within a defined time period, as a result of such solicitation, Company shall pay, or cause to be paid, to CIM and any licensed Selling Agents it may be working with a cash fee of up to Eight and One-Half percent (8.5%) of gross transaction proceeds to the Company, in cash and Seven percent (7%) of Placement Agent Common Stock Warrants ("PA Warrants") based on the number of Securities purchased by Investors via their conversion price into Common Stock with a seven year term and cashless exercise provision exercisable at same price per Share as Investors get when they convert. CIM has been contracted for and up approximately $20,000 as a Retainer Fee and Legal Reimbursement for this Capital Raise as well as for its Legal Counsel. This compensation to CIM does not in any way affect the number of shares that would be issued to you in the event that you acquired such interest without the solicitation of CIM or any of its Selling Agents. These fees may cause a conflict between your interests and CIM's. Registered Representatives of CIM and their family members may be or may become investors in this Transaction or any other Company issuance. This may also cause a conflict of interest in your investment. Registered Representatives of CIM and Selling Agents may be engaged to solicit other transactions at higher or lower compensation agreements, which may also be a conflict of interest to your solicitation for this investment. The Firm may also provide you with other comparable investment opportunities that should be considered and discussed with your representative, prior to making any investments. Please review the Customer Relationship Summaries (CRS) of CIM Securities.

Investor Considerations The terms and conditions set forth herein are subject to change, customary legal review, and the conduct of due diligence. This Executive Summary ("Summary") or Investment Presentation ("Presentation") does not constitute an offer and does not constitute an agreement or obligation on the part of any person to purchase or sell any the securities of the Company. CIM Securities, LLC, is a Registered Broker/Dealer, Member FINRA/SiPC. This document is intended only for the use of the individual or entity to which it is addressed and may contain information that is legally privileged, confidential and exempt from disclosure. If you are not the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this message, or any attachment, is strictly prohibited. If you have received this message in error, please notify the original sender at CIM Securities at 619-749-2460 immediately by telephone or by return e-mail and delete this message, along with any attachments, from your computer. Thank you, your cooperation is appreciated. Summary of Risk Factors ? We may require additional funds in the future to achieve our current business strategy and our inability to obtain funding may cause our business to fail. ? We have a limited operating history in our new business lines that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays that we may encounter because we are a small developing company. As a result, we may not be profitable, and we may not be able to generate sufficient revenue to develop as we have planned. ? We operate in a highly competitive environment, and if we are unable to compete with our competitors, our business, financial condition, results of operations, cash flows and prospects could be materially adversely affected. ? We expect our quarterly financial results to fluctuate. We expect our net sales and operating results to vary significantly from quarter to quarter due to a number of factors, including changes in: (a) Demand for our products; (b) Our ability to obtain and retain existing customers or encourage repeat purchases; (c) Our ability to manage our product inventory; (d) General economic conditions;

(e) Advertising and other marketing costs; (f) Costs of creating and expanding product lines. As a result of the variability of these and other factors, our operating results in future quarters may be below the expectations of public market analysts and investors. ? As a publicly reporting company, we will continue to incur significant costs in staying current with reporting requirements. Additionally, the lack of an internal audit group may result in material misstatements to our financial statements and ability to provide accurate financial information to our shareholders. ? Trading price in our shares of common stock fluctuates significantly and stockholders may have difficulty reselling their shares. ? Economic conditions in the U.S. and international markets could adversely affect our business and financial results. ? Our Common Stock is currently deemed a "penny stock," which makes it more difficult for our investors to sell their shares. ? As an issuer of "penny stock," the protection provided by the federal securities laws relating to forward-looking statements does not apply to us. ? We have not paid cash dividends in the past and do not expect to pay cash dividends in the foreseeable future. Any return on investment may be limited to the value of our Common Stock. ? THERE IS A LIMITED TRADING PUBLIC MARKET FOR THE COMPANY'S COMMON STOCK SECURITIES TRADED ON THE OTC PINK SHEETS UNDER SYMBOL OF BMXC AND NO SUCH LIQUID MARKET IS EXPECTED TO DEVELOP FOLLOWING THE PLACEMENT OF THE SECURITIES. ? Our continued operations depend on the market's acceptance of the Disposable Baby Diaper brand or brands we will sell. If the market does not find our products desirable and we cannot establish a customer base, we may not be able to generate revenues which will likely result in a failure of our business and a total loss of your investment in our shares.

Notices The information contained in this Summary or Presentation has been provided wholly and completely by BEMAX, INC. (the "Company", "we" or "us"). Any estimates, forecasts or other forward-looking statements contained in this Summary have been prepared by the Management Team of the Company in good faith and on a basis it believes is reasonable. Such estimates, forecasts and other forward-looking statements involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to the future performance of the Company. Cautionary Note Regarding Forward Looking Statements This Summary also contains certain forward-looking statements within the meaning of Section 27A of the Act. All statements that address expectations or projections about the future, including statements about product development, market position, expected expenditures and financial results are forward-looking statements. These forward-looking statements are based on current expectations, estimates and projections for our industry, management's beliefs and assumptions made by management. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "should," "could," "may," and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, rapid changes, and assumptions that are difficult to predict. Accordingly, actual results or performance of The Company may differ significantly, positively or negatively, from forward-looking statements made herein. Unanticipated events and circumstances are likely to occur. Factors that might cause such differences include, but are not limited to, those discussed under the heading "Risk Factors" provided in the Private Placement Memorandum and/or Subscription Agreement which investors should carefully consider before investing. These factors include, but are not limited to, risks that our products and services may not receive the level of market acceptance anticipated; anticipated funding may prove to be unavailable; potential competition in our market may result in lower than anticipated revenues or higher than anticipated costs, and general economic conditions, such as the rate of employment, inflation, interest rates and the condition of the capital markets may change in a way that is not favorable to us. This list of factors is not exclusive. We undertake no obligation to update any forward looking statements. AN INVESTMENT IN THE SECURITIES OF THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH ANY PURCHASE OF THE SECURITIES. THERE IS A LIMITED TRADING PUBLIC MARKET FOR THE COMPANY'S COMMON STOCK SECURITIES TRADED ON THE OTC PINK SHEETS UNDER SYMBOL OF BMXC AND NO SUCH LIQUID MARKET IS EXPECTED TO DEVELOP FOLLOWING THE PLACEMENT OF THE SECURITIES. SIGNIFICANT RESTRICTIONS ON TRANSFER WILL APPLY. YOU SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF YOUR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND BE ABLE TO WITHSTAND A TOTAL LOSS OF YOUR INVESTMENT. THIS SUMMARY DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL. By accepting delivery of this Summary, you agree to return promptly to the Company this Summary and any of the other documents or information furnished to you pursuant to this Summary if you elect not to invest in the Securities or if the investment is withdrawn. THESE ARE HIGHLY SPECULATIVE AND ILLIQUID SECURITIES, WHICH INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE INVESTORS WHO CAN BEAR THE LOSS OF THEIR ENTIRE INVESTMENT SHOULD INVEST IN THESE SECURITIES AND INVESTORS MUST ALSO BE WILLING TO HOLD THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

NASAA Legend You should make your own decision whether this placement meets your investment objectives and risk tolerance level. No Federal or State securities commission has approved, disapproved, endorsed or recommended this placement. No independent person has confirmed the accuracy or truthfulness of this disclosure, nor whether it is complete. Any representation to the contrary is illegal. No state administrator has reviewed the disclosures included herein. The Company is relying on an exemption from registration or qualification under applicable Federal and State Securities Laws.